Events After The Balance Sheet Date	12 Months Ended
Dec. 31, 2020
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Events After The Balance Sheet Date
25. Events after the balance sheet date
Where events occurring after the balance sheet date provide evidence of conditions that existed at the end of the reporting period, the impact of these events is adjusted within the financial statements. Otherwise, events after the balance sheet date of a material size or nature are disclosed below.
Dividend
On 4 February 2021 Unilever announced a quarterly dividend with the 2020 fourth quarter results of £0.3760 per PLC ordinary share. The total value of the announced dividend is €1,125 million.